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                                                                    EXHIBIT 23.3

Consent of Independent Accountants


We hereby consent to the incorporation by reference in this registration statement on Form S-3 of ArQule, Inc., of our report dated March 2, 2001 relating to the consolidated financial statements of Camitro Corporation, which appears in the current report on Form 8-K/A of ArQule, Inc. dated January 29, 2001. We also consent to the reference to us under the heading "Experts" in such registration statement.


                                              /s/ PRICEWATERHOUSECOOPERS LLP



San Jose, California
March 23, 2001